UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2017

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 610-2200

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure

Suspension of BGC Research Coverage while Real Estate Services IPO Is Pending

BGC Partners, Inc. (“BGC”) has noted the suspension of one analyst’s research coverage on its Class A Common stock on October 13, 2017. BGC believes that such suspension is consistent with such financial institution receiving information regarding potential participation in an initial public offering.

As previously disclosed, BGC has confidentially submitted a draft registration statement on Form S-1 to the U.S. Securities and Exchange Commission (the “SEC”) relating to the proposed initial public offering of the Class A common stock of a newly formed subsidiary that will hold BGC’s Real Estate Services business, which operates as “Newmark Knight Frank”, or “NKF”.

The number of Class A shares to be offered and the price range for the proposed offering have not yet been determined. The initial public offering is part of BGC’s plan to separate its Real Estate Services business into a separate public company, and BGC expects that it will be completed later this year.

Additional details of the proposed offering will be provided in accordance with applicable securities laws and regulations. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Discussion of Forward-Looking Statements

Statements in this document regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s SEC filings, including, but not limited to, the risk factors set forth in its most recent Form 10-K, and any updates to such risk factors contained in subsequent Forms 10-Q or Forms 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2017	BGC PARTNERS, INC.

	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

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